UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________
FORM 8-K
__________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 29, 2025
SoFi Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39606 (Commission File Number)	98-1547291 (I.R.S. Employer Identification No.)

234 1st Street San Francisco, California		94105
(Address of principal executive offices)		(Zip Code)
(855) 456-7634
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	SOFI	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
On July 29, 2025, SoFi Technologies, Inc. (the “Company”) announced that it intends to offer for sale in an underwritten public offering (the “Offering”) $1.5 billion of shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”). On July 29, 2025, the Company announced that it priced the Offering. In connection with the Offering, the Company has granted the underwriters a 30-day option to purchase up to an additional 15% of the shares of Common Stock offered in the Offering. The shares of Common Stock in the Offering are being offered pursuant to a prospectus supplement which amends and supplements the prospectus dated July 29, 2025 that forms a part of the Company’s Registration Statement on Form S-3 (Registration No. 333-289046). The Company intends to use the net proceeds from the offering for general corporate purposes, including working capital and other business opportunities.
A copy of the press release issued by the Company, dated July 29, 2025, announcing the launch of the Offering is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference into this Item 8.01.
A copy of the press release issued by the Company, dated July 29, 2025, announcing the pricing of the Offering is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated by reference into this Item 8.01.
Item 9.01     Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Launch Press Release, dated July 29, 2025
99.2	Pricing Press Release, dated July 29, 2025
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

Forward-Looking Statements Involving Known and Unknown Risks and Uncertainties
This Current Report on Form 8-K includes forward-looking statements. Forward-looking statements represent the Company’s current expectations regarding future events, including the proposed offering of shares of common stock, and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements, and there can be no assurance that future developments affecting the Company will be those that it has anticipated. Among those risks and uncertainties are market conditions and competition, including market interest rates, the Company’s ability to satisfy evolving member and technology platform client preferences or to keep pace with market trends, and risks relating to the Company’s business, including those described in periodic reports that the Company files from time to time with the Securities and Exchange Commission (the “SEC”). The proposed Offering described in this Current Report on Form 8-K may not be consummated and, if the proposed Offering is consummated, the Company cannot provide any assurances regarding the final terms of the Offering.
For additional information on these and other factors that could affect the Company’s actual results, see the risk factors set forth in the Company’s filings with the SEC, including the most recent Quarterly Report on Form 10-Q filed with the SEC on May 6, 2025. The forward-looking statements included in this Current Report on Form 8-K speak only as of the date of this Current Report on Form 8-K, and the Company does not undertake to update the statements included in this Current Report on Form 8-K for subsequent developments, except as may be required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SoFi Technologies, Inc.

Date: July 30, 2025	By:	/s/ Christopher Lapointe
	Name:	Christopher Lapointe
	Title:	Chief Financial Officer